EXHIBIT 10.86


Astec Guaranty
	For value received and in consideration of advances made
or to be made, or credit given or to be given, or other financial accommodation afforded or to be afforded to Trencor Jetco, Inc., a Texas corporation (hereinafter designated as " Borrower", by The First National
Bank of Chicago (hereinafter called the "Bank"), from time to time, the undersigned, Astec Industries, Inc. (hereinafter designated as "Astec"), hereby guarantees the full and prompt payment to the Bank at maturity and at all times thereafter of any and all indebtedness, obligations and liabilities of the Borrower to the Bank (including liabilities of partnerships created or arising while the Borrower may have been or may be a member thereof), howsoever evidenced, whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent,
or joint or several, and howsoever owned, held or acquired, whether through discount, overdraft, purchase, direct loan or as collateral, or otherwise, including, without limitation, any of the same arising under that certain
Letter of Credit Agreement between the Bank and the Borrower dated
April 1, 1994 (the "Letter of Credit Agreement") (hereinafter all such indebtedness, obligations and liabilities being collectively referred to as the "Indebtedness"); and Astec further agrees to pay all expenses, legal and/or otherwise (including court costs and reasonable attorneys' fees), paid or incurred by the Bank in endeavoring to collect the Indebtedness, or any part thereof, and in protecting, defending or enforcing this guaranty in any litigation, bankruptcy or insolvency proceedings or otherwise.
Astec further represents, warrants, acknowledges and agrees with the Bank that:
	1.	This guaranty is a continuing, absolute and unconditional
guaranty, and shall remain in full force and effect until written notice of its discontinuance shall be actually received by the Bank, and also until any and all of the Indebtedness created, existing or committed to before receipt of such notice shall be fully paid. The death or dissolution of Astec shall not terminate this guaranty until notice of such death or dissolution shall have been actually received by the Bank, nor until all of the Indebtedness created or existing before receipt of such notice shall be fully paid.
	2.	In case of the death, incompetency, dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against the Borrower or Astec, all of the
Indebtedness then existing shall, at the option of the Bank, immediately become due or accrued and payable from Astec.  All dividends or other payments received from the Borrower or on account of the
Indebtedness from whatsoever source, shall be taken and applied as payment in gross, and this guaranty shall apply to and secure any ultimate balance that shall remain owing to the Bank.
	3.	The liability hereunder shall in no wise be affected or
impaired by (and the Bank is hereby authorized to make from time to time, without notice to anyone), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Indebtedness, either express or implied, or of any contract or contracts evidencing any of the Indebtedness, or of any security or collateral therefor. The liability hereunder shall in no wise be affected or impaired by any acceptance by the Bank of any security for or other guarantors upon any of the Indebtedness, or by any failure, neglect or omission on the part of the Bank to realize upon or protect any of the Indebtedness, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Borrower, possessed by the Bank, toward the liquidation of the Indebtedness, or by any application of payments or credits thereon. The Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness, or any part thereof.  In order to hold
Astec liable hereunder, there shall be no obligation on the part of the Bank, at any time, to resort for payment to the Borrower or to any other guaranty, or to any other persons or corporations, their properties or estates, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Bank shall have the right to enforce this guaranty irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.
	4.	All diligence in collection or protection, and all
presentment, demand, protest and/or notice, as to any and everyone, whether or not the Borrower or Astec or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of the Indebtedness, and of any security and collateral therefor, and of the acceptance of this guaranty, and of any and all extensions of credit and indulgence hereunder, are waived.  No act of commission or omission of any kind, or at any time, upon the part of the Bank in respect to any matter whatsoever, shall in any way affect or impair this guaranty.
	5.	Astec will not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to Astec against any person liable for payment of the Indebtedness, or as to any security therefor, unless and until the full amount owing to the Bank on the Indebtedness has been paid and the payment by Astec of any amount pursuant to this guaranty shall not in any wise entitle Astec to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Indebtedness or any proceeds thereof or any security therefor
unless and until the full amount owing to the Bank on the Indebtedness has been paid.
	6.	The Bank may, without any notice whatsoever to any one,
sell, assign or transfer all of the Indebtedness, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of or participant in all or any part of the Indebtedness, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but the Bank shall have an unimpaired right to enforce this guaranty for the benefit of the Bank or any such participant, as to so much of the Indebtedness that it has not sold, assigned or transferred.
	7.	Astec waives any and all defenses, claims and discharges of
the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, Astec will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Indebtedness, or any setoff available against the Bank to the Borrower or any such other person, whether or not on account of a related transaction. Astec agrees that it shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.
	8.	If any payment applied by the Bank to the Indebtedness is
thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such of the Indebtedness as fully as if such application had never been made.
	9.	The liability of Astec under this guaranty is in addition to and shall be cumulative with all other liabilities of Astec to the Bank as guarantor of the Indebtedness, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.
	10.	Each of Astec and its Subsidiaries (as defined in the Letter of Credit Agreement) is duly organized and existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power to carry on its present business; Astec has full power, right and authority to enter into this guaranty to perform each and all of the matters and things herein provided for; and this guaranty does not, nor will the performance or observance by Astec of any of the matters and things herein provided for, contravene any provision of law or of any order, judgment, decree or regulation, or any charter or by-law provision of, or applicable to, Astec, its Subsidiaries or their properties.
	11.	The consolidated balance sheet of Astec and its Subsidiaries as of December 31, 1993, and the related income statement and statement of changes in financial position and statement of changes in stockholders' equity of Astec and its Subsidiaries for the fiscal year then ended, and the accompanying footnotes, together with the opinion thereon of Ernst & Young, independent certified public accountants, and the interim balance sheet of
Astec and its Subsidiaries as at March, 31, 1994, and the related income statement and statement of changes in financial position and statement of changes in stockholders' equity of Astec for the three-month period then ended, are complete and correct and fairly present the financial condition of Astec and its Subsidiaries as at such dates and the results of the operations of Astec and its Subsidiaries for the periods covered by such statements, all in accordance with generally accepted accounting principles consistently applied (subject to year-end adjustments in the case of interim financial statements). There are no liabilities of Astec or its Subsidiaries, fixed or contingent, which are material but not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since December 31, 1993. No information, exhibit or report furnished by Astec to the Bank in connection with the negotiation of this guaranty or the Letter of Credit Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading.
Since December 31, 1993 there has been no material adverse change in the condition (financial or otherwise), business, operations or prospects of Astec and its Subsidiaries taken as a whole.
	12.	Except as described in the preliminary offering
memorandum dated April 15, 1994 by Grapevine Industrial Development
Corporation, the Borrower and Astec relating to the Bonds ("Bonds"
to have the same meaning herein as contained in the Letter of Credit
Agreement), there is no action, suit or proceeding by or against, or, to the actual knowledge of Astec, otherwise affecting, Astec or its
Subsidiaries before any court, governmental agency or arbitrator, which (i) is pending and has, in any one case or in conjunction with other such actions, suits or proceedings, a reasonable likelihood of having a material adverse effect on the financial condition of Astec, or (ii) is pending, or to the knowledge of Astec is threatened, and has, in any one case or in conjunction with other such actions, suits or proceedings, a reasonable likelihood of having a material adverse effect on the financial condition, operations, properties or business of Astec, or its Subsidiaries taken as a whole.
	13.	Neither Astec nor any of its Subsidiaries is engaged in the
business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any drawing under the Letter of Credit will be used to purchase or carry any margin stock or to extend credit to others for such a purpose.
	14.	The United States income tax returns of Astec and its
Subsidiaries for all fiscal years ended on or prior to December 31, 1992 have been filed with the Internal Revenue Service; there are no pending objections to or controversies in respect of the United States income tax returns of Astec and its Subsidiaries which, if adversely determined, would result in a material adverse change in the financial condition of Astec and its Subsidiaries, taken as a whole.
	15.	Neither the execution and delivery of this guaranty, the
consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof conflicts with or results in a breach of the terms, conditions or provisions of any material restriction or any material agreement or instrument to which Astec or any of its Subsidiaries is now a party or by which Astec or any of its Subsidiaries is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the material property or assets of the Company under the terms of any instrument or agreement
	16.	No Event of Default or Potential Default (as defined in the
Letter of Credit Agreement) has occurred and is continuing.
	17.	Schedule I hereto contains an accurate list of all of the
presently existing Subsidiaries of Astec, setting forth their respective jurisdictions of incorporation. All of their respective capital stock is owned by Astec. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.
	18.	The Unfunded Liabilities of all Single Employer Plans do
not in the aggregate exceed $3,081,177. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither Astec nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan. As used in this guaranty, the following terms are defined:

Code - means the Internal Revenue Code of 1986, as amended, and the regulations, rulings and proclamations promulgated and proposed thereunder or under the predecessor Code.

Controlled Group - means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Astec or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

ERISA - means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder. Plan - means an employee Pension Benefit Plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which Astec or any member of the Controlled Group may have any liability.

Reportable Event - means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the Pension Benefit Guaranty Corporation by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of
Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412 (d) of the Code.

Single Employer Plan - means a Plan maintained by Astec or any member of the Controlled Group for employees of Astec or any member of the Controlled Group.

Unfunded Liabilities - means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.
	19.	Astec and its Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign
government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective businesses or the ownership of their respective Property (as defined in the Letter of Credit Agreement). Neither Astec nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations or the subject of any federal or state
investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance
into the environment.
	20.	Neither Astec nor any of its Subsidiaries will amend,
modify, terminate or grant, or permit the amendment, modification, termination or grant of, any waiver under (or consent to, or permit or suffer to occur any action or omission which results in, or is equivalent to, an amendment, modification, or grant of a waiver under) the Bond
Documents (as defined in the Letter of Credit
Agreement) without the prior written consent of the Bank.
	21.	Any invalidity or unenforceability of any provision or
application of this guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this guaranty are declared to be severable. This guaranty shall be construed according to the law of the State of Illinois, in which State it shall be performed by Astec and may not be waived, amended, released or otherwise changed except by a writing signed by the Bank.
	22.	This guaranty and every part thereof shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon Astec, and upon the heirs, legal representatives, successors and assigns of Astec, and shall inure to the benefit of the Bank, its successors, legal representatives and assigns. Astec waives notice of the Bank's acceptance hereof.

Signed and Delivered by the undersigned, at Chicago, Illinois, this 29th day of April, 1994. The undersigned acknowledges receipt of a completed copy of this guaranty as of the time of execution.

Astec Industries, Inc.

 By:	/s/ Albert E. Guth
	Its Senior Vice President


Important Notice To Guarantors
You are being asked to guarantee this debt, as well as all future debts of the borrower entered into with the bank. Think carefully before you do. If the borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.
You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.
The bank can collect this debt from you without first trying to collect from the borrower. The bank can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc.
If this debt is ever in default, that fact may become part of your credit record. This notice is not the contract that makes you liable for the debt.


Schedule I

Astec Subsidiaries
The subsidiaries of Astec Industries, Inc. are:
1.	Trencor Jetco, Inc., a Texas corporation.
2.	Telsmith, Inc., a Delaware corporation located in Milwaukee and
	Mequon, Wisconsin.
3.	Heatec, Inc., a Tennessee corporation located in Chattanooga,
	Tennessee.
4.	Roadtec, Inc., a Tennessee corporation located in Chattanooga,
	Tennessee.
5.	Astec Transportation, Inc. a Tennessee corporation.
6.	Astec Corporation, Inc., a Tennessee corporation
7.	Astec Export, Inc., a Barbados corporation.